Exhibit 21

LIST OF AFFILIATES OF

ACADIA REALTY TRUST

-----------------------

Last Revised 03/01/2010

Acadia Realty Trust

Acadia Realty Limited Partnership

125 Main Street Associates LLC

239 Greenwich Associates Limited Partnership

ABR Amboy Road LLC

Acadia 239 Greenwich Avenue, LLC

Acadia 2914 Third Avenue LLC

Acadia 3319 Atlantic Avenue LLC

Acadia 5-7 East 17th Street LLC

Acadia Absecon LLC

Acadia Albertson’s Add-on, LLC

Acadia Albertsons Investors LLC

Acadia Atlantic Avenue LLC

Acadia Bartow Avenue, LLC

Acadia Berlin LLC

Acadia Boonton LLC

Acadia Brandywine Condominium, LLC

Acadia Brandywine Holdings, LLC

Acadia Brandywine Subsidiary, LLC

Acadia Brandywine Town Center, LLC

Acadia Chestnut LLC

Acadia Clark-Diversey LLC

Acadia Cortlandt LLC

Acadia Crescent Plaza LLC

Acadia Crossroads, LLC

Acadia Cub Foods Investors LLC

Acadia D.R. Management LLC

Acadia Elmwood Park LLC

Acadia Georgetown LLC

Acadia Granville, LLC

Acadia Heathcote, LLC

Acadia Hendon Hitchcock Plaza, LLC

Acadia Hobson LLC

Acadia K-H, LLC

Acadia Mad River Property LLC

Acadia Mark Plaza LLC

Acadia Market Square, LLC

Acadia Marsh Investors, LLC

Acadia Merrillville Realty, Inc.

Acadia Merrillville Realty, L.P.

Acadia Mervyn I, LLC

Acadia Mervyn II, LLC

Acadia Mervyn Investors I, LLC

Acadia Mervyn Investors II, LLC

Acadia Mervyn Promote Member I, LLC

Acadia Mervyn Promote Member II, LLC

Acadia Naamans Road LLC

Acadia New Loudon, LLC

Acadia Oakbrook LLC

Acadia Pacesetter LLC

Acadia Property Holdings, LLC

Acadia Realty Acquisition I, LLC

Acadia Realty Acquisition II, LLC

Acadia Realty Acquisition III LLC

Acadia Rex LLC

Acadia Self Storage LLC

Acadia Sheepshead Bay LLC

Acadia Shopko Investors LLC

Acadia Shore Road LLC

Acadia SPE Boonton LLC

Acadia Sterling Heights, LLC

Acadia Storage Company LLC

Acadia Storage Post LLC

Acadia Storage Post Metropolitan Avenue LLC

Acadia Storage Post Portfolio Company LLC

Acadia Strategic Opportunity Fund II, LLC

Acadia Strategic Opportunity Fund III LLC

Acadia Strategic Opportunity Fund III Special Member LLC

Acadia Strategic Opportunity Fund, LP

Acadia Suffern LLC

Acadia Tarrytown, LLC

Acadia Town Line, LLC

Acadia Walnut Hill LLC

Acadia West 54th Street LLC

Acadia West Shore Expressway LLC

Acadia Westport LLC

Acadia-P/A 161st Street LLC

Acadia-P/A Albee LLC

Acadia-P/A Canarsie, LLC

Acadia-P/A GWB LLC

Acadia-P/A Holding Company, LLC

Acadia-P/A Liberty LLC

Acadia-P/A Sherman Avenue, LLC

Acadia-P/A/T Albee LLC

Acadia-PA East Fordham Acquisitions, LLC

ACRS, Inc.

Albee Development LLC

Albee Office Development LLC

Albee Retail Development LLC

AmCap Acadia 9th Addition, LLC

AmCap Acadia Agent, LLC

AmCap Acadia Batesville, LLC

AmCap Acadia Benton, LLC

AmCap Acadia Carthage GP, Inc.

AmCap Acadia Carthage LP

AmCap Acadia Cary, LLC

AmCap Acadia Cincinnati, LLC

AmCap Acadia Conroe GP, Inc.

AmCap Acadia Conroe LP

AmCap Acadia Indianapolis, LLC

AmCap Acadia Irving GP, Inc.

AmCap Acadia Irving LP

AmCap Acadia K-H Holding, LLC

AmCap Acadia K-H, LLC

AmCap Acadia Little Rock, LLC

AmCap Acadia Longview, LLC

AmCap Acadia Mustang, LLC

AmCap Acadia Roswell, LLC

AmCap Acadia Ruidoso, LLC

AmCap Acadia San Ramon, LLC

AmCap Acadia Springerville, LLC

AmCap Acadia Tucson, LLC

AmCap Acadia Tulsa, LLC

APA 216st Street LLC

Aspen Cove Apartments, LLC

Blackman Fifty L.P.

Blackman Fifty Realty Corp.

BTS Boonton, L.L.C.

Canarsie Plaza LLC

Crossroads II

Crossroads II, LLC

Crossroads Joint Venture

Crossroads Joint Venture, LLC

Fordham Place Office LLC

GDC Beechwood, LLC

GDC SMG, LLC

George Washington Bridge Bus Station Development Venture LLC

Heathcote Associates, L.P.

KLA/Mervyn’s Add-on Associates

KLA/Mervyn’s Realty Associates

KLA/Mervyn’s Retail Associates

Mark Plaza Fifty L.P.

Mark Twelve Associates, L.P.

Mervyn Opportunities, LLC

P/A-Acadia Pelham Manor, LLC

Pacesetter/Ramapo Associates

RD Abington Associates Limited Partnership

RD Absecon Associates, L.P.

RD Bloomfield Associates Limited Partnership

RD Branch Associates L.P.

RD Elmwood Associates, L.P.

RD Hobson Associates, L.P.

RD Methuen Associates Limited Partnership

RD Smithtown, LLC

RD Woonsocket Associates Limited Partnership

SMG Celebration, LLC

Sterling Heights SC LLC